UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 28, 2025
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

2.02	Results of Operations and Financial Condition	3

7.01	Regulation FD Disclosure	3

8.01	Other Events	3

9.01	Financial Statements and Exhibits	4

Item 2.02 Results of Operations and Financial Condition

The information included under Item 7.01. Preliminary Estimated Financial Results is incorporated by reference herein

Item 7.01 Regulation FD Disclosure

Preliminary Estimated Financial Results

In connection with the Notes Offering (as defined below), The E.W. Scripps Company (the “Company”) provided potential investors with preliminary estimated unaudited financial results for the three months ended June 30, 2025. The preliminary estimated unaudited financial results for the three months ended June 30, 2025 are attached hereto as Exhibit 99.1.

The preliminary estimated unaudited financial results for the three months ended June 30, 2025 are based upon information available to the Company as of the date hereof. The data is not a comprehensive statement of the Company’s financial results for the three months ended June 30, 2025, and the Company’s actual results may differ materially from this preliminary estimated data. While the Company currently expects its results for the three months ended June 30, 2025 to be within the ranges set forth in the preliminary estimated unaudited financial results, the review of its financial statements for the three months ended June 30, 2025 has not been completed. During the course of the preparation of the Company's financial statements and related notes and the completion of the review for the three months ended June 30, 2025, additional adjustments to the preliminary estimated financial information may be identified. Any such adjustments may be material. The preliminary estimated financial information has been prepared by, and is the responsibility of, management. The Company's independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

L8QA Consolidated EBITDA

In connection with the Notes Offering, the Company provided potential investors with an updated presentation of L8QA Consolidated EBITDA as of March 31, 2025, as calculated in accordance with the Company’s existing debt agreements, of $541.1 million which includes an adjustment of $34.6 million related to shutting down Scripps News' over-the-air broadcast in the fourth quarter of 2024.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act") or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

Notes Offering

On July 28, 2025, the Company issued a press release that it intends to offer $650 million of new senior secured second lien notes (the “Notes Offering”). The private offering is subject to market conditions and other factors and is exempt from the registration requirements of the Securities Act. A copy of the press release is attached hereto as Exhibit 99.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy the notes and related guarantees and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer solicitation or sale would be unlawful. This Current Report is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Notes Redemption

The Company also announced that it issued a conditional notice of redemption to redeem all of the aggregate principal amount of its 5.875% Senior Notes due 2027 (the “2027 Notes”) on August 6, 2025, subject to satisfaction of the conditions set forth therein, for a redemption price equal to 100.00% of the principal amount outstanding, plus accrued and unpaid interest thereto, but excluding, the redemption date. The redemption is conditioned upon the completion of a financing on terms and conditions satisfactory to the Company and yielding proceeds sufficient to pay the redemption price.

Cautionary Note Regarding Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe,” “anticipate,” “intend,” “expect,” “estimate,” “could,” “should,” “outlook,” “guidance,” and similar references to future periods. Examples of forward-looking statements include, among others, statements the Company makes regarding expected operating results and future financial condition. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of the industry and the economy, the Company’s plans and strategies, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties, and changes in circumstance that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: change in advertising demand, fragmentation of audiences, loss of affiliation agreements, loss of distribution revenue, increase in programming costs, changes in law and regulation, the Company’s ability to identify and consummate strategic transactions, the controlled ownership structure of the Company, and the Company’s ability to manage its outstanding debt obligations. A detailed discussion of such risks and uncertainties is included in the Company’s Form 10-K, on file with the SEC, in the section titled “Risk Factors.” Any forward-looking statement made in this current report is based only on currently available information and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

99.1	Preliminary Estimated Unaudited Financial Results for the Three Months ended June 30, 2025

99.2	Press Release dated July 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Senior Vice President, Controller
(Principal Accounting Officer)
Dated: July 28, 2025
5